Loan Payable	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Loan Payable

20. Loan Payable

During the year ended December 31, 2020 the Company received a loan of $32,439, $10,000 and $108,000 from a unrelated third party with an interest rate of 10% per annum with a maturity date of December 31, July 22 and August 31, 2021 respectively. Subsequent to the year ended December 31, 2020 the Company agreed to repay the outstanding principal and interest through the issuance of 1,850,000 common shares at $0.09 per share.

During the year ended December 31, 2020 the Company received $28,397 ($40,000 CDN) interest free from the Government of Canada as part of the COVID-19 small business relief program. Repaying the balance of the loan on or before December 31, 2022 will result in loan forgiveness of 25 percent.

As of December 31, 2020, the Company accrued interest of $6,018.